UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 6, 2010

Date of Report (Date of earliest event reported)

MPC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

P.O. Box 2173 , Meridian, ID 83670

(Address of principal executive offices)

(281) 394-2060

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2010, Curtis Akey resigned his positions as Chief Financial Officer of MPC Corporation and all of its affiliates (the “Company”).

David A. Young, the Company’s Chief Executive Officer, will serve as interim Chief Financial Officer.

As previously announced, on November 6, 2008, the Company filed bankruptcy in the United States Bankruptcy Court for the District of Delaware (Case No. 08-12667(PJW)), and is in the process of liquidation.  A Plan of Liquidation has been filed, but has not been approved by the court.  It is not anticipated that there will be any distribution to equity holders in connection with the bankruptcy and liquidation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPC CORPORATION

Date: October 15, 2010	By:	/s/ David A. Young
David A. Young
Chief Executive Officer